Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income Tax Provision
Earnings (loss) from continuing operations before tax by jurisdiction are as follows:

	Year Ended December 31,
	2012	2011	2010
	As Adjusted (Note 2)
	(In $ millions)
US	195	60	131
International (1)	126	407	302
Total	321	467	433
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(1)
Includes aggregate earnings generated by operations in Bermuda, Luxembourg, the Netherlands and Hong Kong of $320 million, $317 million and $257 million for the years ended December 31, 2012, 2011 and 2010, respectively, which have an aggregate effective income tax rate of 5.6%, 4.0% and 4.8% for each year, respectively.

The income tax provision (benefit) consists of the following:

	Year Ended December 31,
	2012	2011	2010
	As Adjusted (Note 2)
	(In $ millions)
Current
US	41	24	62
International	76	32	34
Total	117	56	96
Deferred
US	(66)	(11)	(15)
International	(106)	(4)	(9)
Total	(172)	(15)	(24)
Total	(55)	41	72

A reconciliation of the significant differences between the US federal statutory tax rate of 35% and the effective income tax rate on income from continuing operations is as follows:

	Year Ended December 31,
	2012	2011	2010
	As Adjusted (Note 2)
	(In $ millions, except percentages)
Income tax provision computed at US federal statutory tax rate	112	163	152
Change in valuation allowance	29	7	38
Equity income and dividends	(31)	(25)	(41)
(Income) expense not resulting in tax impact, net	(39)	(16)	8
US tax effect of foreign earnings and dividends	42	48	28
Foreign tax credits	(187)	(66)	(33)
Other foreign tax rate differentials	(2)	(58)	(10)
Legislative changes	—	—	(71)	(1)
Tax-deductible interest on foreign equity investments and other related items	11	(3)	(3)
State income taxes, net of federal benefit	4	4	3
Other, net	6	(13)	1
Income tax provision (benefit)	(55)	41	72

Effective income tax rate	(17)%	9%	17%
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(1)	Represents the impact of Miscellaneous Tax Resolutions issued by the Mexican tax authority to clarify various provisions included in the 2010 Mexican Tax Reform Bill.
Federal and state income taxes have not been provided on accumulated but undistributed earnings of $2.9 billion as of December 31, 2012 as such earnings have been permanently reinvested in the business. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is not practicable.
The effective tax rate for continuing operations for the year ended December 31, 2012 was (17)% compared to 9% for the year ended December 31, 2011. The effective tax rate for 2012 was favorably impacted by foreign tax credit carryforwards realized in the US and offset by deferred tax charges related to changes in assessment regarding permanent reinvestment of certain foreign earnings.
During 2012, the Company amended certain prior year income tax returns to recognize the benefit of available foreign tax credit carryforwards. As a result the Company recognized an income tax benefit of $142 million. The available foreign tax credits are subject to a ten year carryforward period and expire beginning 2014 through 2021. The Company expects to fully utilize the credits within the prescribed carryforward period.
On February 15, 2012, the Company amended its existing joint venture and other related agreements with its venture partner in Polyplastics Co., Ltd ("Polyplastics"). The amended agreements ("Agreements"), among other items, modified certain dividend rights, resulting in a net cash dividend payment to the Company of $72 million during the three months ended March 31, 2012. In addition, as a result of the Agreements, Polyplastics is required to pay certain annual dividends to the venture partners. Consequently, Polyplastics' undistributed earnings will no longer be invested indefinitely. Accordingly, the Company recognized a deferred tax liability of $38 million which was charged to Income tax provision (benefit) in the consolidated statement of operations, related to the taxable outside basis difference of its investment in Polyplastics.
The Company operates under tax holidays in various jurisdictions which are in effect through December 2013. Due to limited profitability in these jurisdictions, the Company realized no material benefit from tax holidays for the years ended December 31, 2012, 2011 and 2010.
Deferred Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the consolidated deferred tax assets and liabilities are as follows:

	As of December 31,
	2012	2011
	(In $ millions)
Deferred Tax Assets
Pension and postretirement obligations	579	529
Accrued expenses	58	57
Inventory	—	1
Net operating loss	398	359
Tax credit carryforwards	206	94
Other	370	159
Subtotal	1,611	1,199
Valuation allowance (1)	(399)	(363)
Total	1,212	836
Deferred Tax Liabilities
Depreciation and amortization	479	319
Investments in affiliates	83	50
Other	70	51
Total	632	420
Net deferred tax assets (liabilities)	580	416
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(1)
Includes deferred tax asset valuation allowances primarily for the Company's deferred tax assets in the US, Luxembourg, France, Spain, China, the United Kingdom and Germany, as well as other foreign jurisdictions. These valuation allowances relate primarily to net operating loss carryforward benefits and other net deferred tax assets, all of which may not be realizable.

For the year ended December 31, 2012, the valuation allowance increased by $36 million primarily due to $29 million of losses generated with no currently realizable income tax benefit as well as an increase of $7 million related to exchange rate changes.
Legislative Changes
Mexico enacted the 2008 Fiscal Reform Bill on October 1, 2007. Effective January 1, 2008, the bill repealed the existing asset-based tax and established a dual income tax system consisting of a new minimum flat tax (the "IETU") and the existing regular income tax system. The IETU system taxes companies on cash basis net income, consisting only of certain specified items of revenue and expense, at a rate of 17% and 17.5% for 2009 and 2010 forward, respectively. In general, companies must pay the higher of the income tax or the IETU, although the IETU is not creditable against future income tax liabilities. The Company has determined that it will primarily be subject to the IETU in future periods. Accordingly, the Company has recorded tax expense (benefit) of $9 million, $4 million, and $19 million for the years ended December 31, 2012, 2011 and 2010, respectively, for the tax effects of the IETU system.
In December 2010, the US enacted the Tax Relief, Unemployment Reauthorization and Job Creation Act of 2010 (the "2010 Tax Relief Act"). The 2010 Tax Relief Act increased bonus depreciation for qualified investments made after September 8, 2010 and before January 1, 2012, and also made bonus depreciation available for qualified property placed in service after December 31, 2011 and before January 1, 2013. The 2010 Tax Relief Act also provided a two-year extension of expired provisions that were relevant to the Company including the research tax credit and look-through treatment for controlled foreign corporations. The 2010 Tax Relief Act enabled the Company to accelerate deductions of capital improvements resulting in a reduction to Income taxes payable of $27 million for the year ended December 31, 2011.
On January 2, 2013, the US enacted the American Taxpayer Relief Act of 2012 (the "2012 Tax Relief Act"). The 2012 Tax Relief Act extends many expired corporate income tax provisions through 2013, including the research and development credit, the look-through treatment of payments between related controlled foreign corporations, the active financing exception and bonus depreciation, including retroactive application to January 1, 2012. The income tax accounting effect, including any retroactive effect, of the 2012 Tax Relief Act will be accounted for in the period of enactment. The Company does not expect to record a material benefit in 2013 as a result of these provisions.
Net Operating Loss Carryforwards
As of December 31, 2012, the Company has US federal net operating loss carryforwards of $33 million that are subject to limitation. These net operating loss carryforwards begin to expire in 2021. At December 31, 2012, the Company also had state net operating loss carryforwards, net of federal tax impact, of $54 million, $52 million of which are offset by a valuation allowance due to uncertain recoverability. A portion of these net operating loss carryforwards begin to expire in 2013.
The Company also has foreign net operating loss carryforwards as of December 31, 2012 of $1.2 billion primarily for Luxembourg, France, Spain, Canada, China, Singapore, the United Kingdom and Germany with various expiration dates. Net operating losses in China have various carryforward periods and began expiring in 2011. Net operating losses in most other foreign jurisdictions do not have an expiration date.
Uncertain Tax Positions
Activity related to uncertain tax positions is as follows:

	Year Ended December 31,
	2012	2011	2010
	(In $ millions)
As of the beginning of the year	211	244	208
Increases in tax positions for the current year	6	—	—
Increases in tax positions for prior years	42	37	85
Decreases in tax positions for prior years	(19)	(54)	(48)
Decreases due to settlements	(33)	(16)	(1)
As of the end of the year	207	211	244

Total uncertain tax positions that if recognized would impact the effective tax rate	237	230	264
Total amount of interest and penalties recognized in the consolidated statements of operations	6	(1)	11
Total amount of interest and penalties recognized in the consolidated balance sheets	61	55	56

The Company primarily operates in the US, Germany, Canada, China, Mexico and Singapore. Examinations are ongoing in a number of these jurisdictions including Germany for the years 2001 to 2004 and 2005 to 2007 and the US for the years 2009 to 2011. The Company's US federal income tax returns for 2003 and forward are open for examination under statute. The Company's German corporate tax returns for 2001 and forward are open for examination under statute. A further change in uncertain tax positions may occur within the next twelve months related to the settlement of one or more tax examinations or the lapse of applicable statutes of limitations. Such amounts have been reflected as the current portion of uncertain tax positions (Note 11).